Exhibit 99.2

Poised for Growth in a Post - Pandemic World Steve Rusckowski Chairman, CEO and President

SAFE HARBOR DISCLOSURE The statements in the following presentations which are not historical facts may be forward - looking statements . Readers are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date that they are made and which reflect management’s current estimates, projections, expectations or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different . Risks and uncertainties that may affect the future results of the company include, but are not limited to, impacts of the COVID - 19 pandemic and measures taken in response, adverse results from pending or future government investigations, lawsuits or private actions, the competitive environment, the complexity of billing, reimbursement and revenue recognition for clinical laboratory testing, changes in government regulations, changing relationships with customers, payers, suppliers or strategic partners and other factors discussed in the company's most recently filed Annual Report on Form 10 - K and in any of the company's subsequently filed Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K, including those discussed in the “Business,” “Risk Factors,” “Cautionary Factors that May Affect Future Results” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of those reports . The Company continues to believe that the impact of the COVID - 19 pandemic on future operating results, cash flows and/or its financial condition will be primarily driven by : the pandemic’s severity and duration ; healthcare insurer, government and client payer reimbursement rates for COVID - 19 molecular tests ; the pandemic’s impact on the U . S . healthcare system and the U . S . economy ; and the timing, scope and effectiveness of federal, state and local governmental responses to the pandemic which are drivers beyond the Company’s knowledge and control .

What you’ll hear today Quest’s role as the leader in diagnostic information services Latest perspectives on COVID - 19 testing Drivers of accelerating growth Long - term outlook beyond 2022 DM75

$9.4B 2020 REVENUES Leader in rapidly evolving market with unsurpassed focus, scale and innovation Quest Diagnostics: the leader in Diagnostic Information Services Serves ~50% of U.S. hospitals and physicians U.S. adult population and ~50% Serves within 3 years 1/3 of the 6,850+ retail and patient access points >56B patient data points ~23,000 phlebotomists, paramedics and health & wellness professionals ~1.8M tests processed per day

1 3 2

Quest supports healthcare’s Triple Aim by Powering Affordable Care Continuously innovating through advanced technology and testing solutions Unmatched quality, speed, and reach to help drive better outcomes Improving the customer experience through seamless and insightful resources Affecting costs of care through improved access and strategic partnerships

BEYOND 2022, PHYSICIAN LAB SERVICES SEGMENT GROWING 2 - 3% CAGR DGX 24% LH 22% Others 54% Hospital Outreach 36% POL & other 11% Independent Labs 53% Physician Lab Services 64% Hospital Lab Services 36% Quest is gaining share in a large, fragmented market 2019 Total U.S. Lab Market Physician Lab Services Segment Independent Lab Segment $82B $52B $28B

COVID - 19 has made us more agile as a company and enabled us to invest for growth Emergency Use Authorizations 16

The future of COVID - 19 testing  The virus isn’t going away anytime soon  Test volumes will decrease over time in 2021  We’re moving from primarily clinical uses to increased testing for “Return - to - Life”  Serology testing could play a role in assessing immune response  Like influenza, COVID - 19 infectious disease testing will be a permanent part of our test menu

COVID - 19 has underscored the importance of partnerships

Key drivers to accelerate growth Note: Based on market projections Operational excellence enables key growth drivers Grow >2% per year through accretive, strategic acquisitions Health Plans $1B+ from expanded health plan access Hospital Health Systems Increase share in the $50B Health Systems market Advanced Diagnostics Accelerate growth to 8% on $1.2B of revenue $250M revenues by 2025 Direct - to - Consumer Testing L - T 2022 - 24 CAGR: 4 - 5% base business revenue growth and 7 - 9% adj. EPS growth

90% of commercially insured lives Keeping work from leaking outside network labs drives savings to health plans Move work from high - cost labs to Quest Sharing in savings from value created for health plans Drive toward our fair share of 25% We have fundamentally changed our relationship with health plans NETWORK ACCESS LEAKAGE REDIRECTION SHARED SAVINGS >25% SHARE HEALTH PLANS HOSPITAL HEALTH SYSTEMS ADVANCED DIAGNOSTICS DIRECT - TO - CONSUMER TESTING

HEALTH PLANS | HOSPITAL HEALTH SYSTEMS | ADVANCED DIAGNOSTICS | DIRECT-TO-CONSUMER TESTING

We've made progress on our march to $1B in revenue from expanded health plan access…and there is much more opportunity ahead

Current and expected share within UnitedHealthcare, Anthem Georgia, and Horizon BCBS


~5% Share
~13-14% Share*
~25% Share
2018
2020
2024E

*Note: Excludes COVID-19 testing


$1B
Total revenue opportunity

New broader, strategic contract with Anthem

Quest Diagnostics

Consolidation Margin pressure Shift to Outpatient COVID - 19 Broader Care Imperatives Technology Advancements Logic of staying in the lab business Price Transparency A Turbulent Marketplace… …Impacting Health System Lab Strategies Source: Fierce Healthcare, NPR We are positioned to grow share in the $50 billion hospital health systems market, and market dynamics favor Quest HEALTH PLANS HOSPITAL HEALTH SYSTEMS ADVANCED DIAGNOSTICS DIRECT - TO - CONSUMER TESTING

Winning begets winning: Health system C - suites are more open than ever to talking about getting help with their lab strategy Memorial Hermann is a nationally recognized not - for - profit health system that includes 17 hospitals and more than 300 care delivery sites in the Greater Houston region  Outreach acquisition, including nearly 30 PSCs and nearly 60 in - office lab service sites, nearly doubling our footprint in the Greater Houston area  Professional laboratory management (PLS) for Memorial Hermann’s hospital stat/rapid labs  Quest is sole preferred provider of laboratory services for the Memorial Hermann Health Plan HEALTH PLANS HOSPITAL HEALTH SYSTEMS ADVANCED DIAGNOSTICS DIRECT - TO - CONSUMER TESTING

Gaining momentum in our $500 million Professional Lab Services business 7 New Clients 28% CAGR since 2014 $500M Annual revenue run rate • 11 HMH lab sites • 700 laboratory employees transitioned to Quest “… Our partnership with Quest proved invaluable during this pandemic in assuring quick and accurate test results for our patients and team members. ” — Robert C. Garrett, CEO of Hackensack Meridian Health >$2B of new business over 10 years The HMH agreement is our largest PLS contract to date, utilizing the full suite of the PLS offering • Lab Stewardship execution will support deal profitability 2020 Highlights Case study • ~30% of the testing volume will be transitioned to Quest Clifton lab • Standardized supply chain across the entire HMH network HEALTH PLANS HOSPITAL HEALTH SYSTEMS ADVANCED DIAGNOSTICS DIRECT - TO - CONSUMER TESTING

Recent innovation will drive faster growth in Advanced Diagnostics Advanced molecular and genetic testing; $1.2 billion in 2019 revenues, growing 3% Investing to accelerate growth to the market rate of 8% by 2024 Sequencing innovation reduces cost and increases access to genetic insights HEALTH PLANS HOSPITAL HEALTH SYSTEMS ADVANCED DIAGNOSTICS DIRECT - TO - CONSUMER TESTING

Case study: Innovation in advanced Next Generation Sequencing services plays to our operational strengths Software Leveraging combined expertise in variant interpretation, analysis, and clinical reporting capabilities Hardware Quest Advanced sequencing platform and process innovation Insights & Services Modular applications providing scale, agility and value across multiple channels Health Plans Health Systems Next Gen Sequencing HEALTH PLANS HOSPITAL HEALTH SYSTEMS ADVANCED DIAGNOSTICS DIRECT - TO - CONSUMER TESTING Pharma Consumer screening

Consumer testing is a $2B opportunity, and we’re investing to build a substantial business Digital Transformation Consumers bring the same expectations around digital brand engagement to healthcare Delivery Channels (Retail & Home) Consumers desire more convenient and accessible channels and locations Consumer Engagement Consumers have increased decision - making power and economic motivation HEALTH PLANS HOSPITAL HEALTH SYSTEMS ADVANCED DIAGNOSTICS DIRECT - TO - CONSUMER TESTING

Our M&A capabilities support growth drivers, enabling >2% revenue CAGR from acquisitions since 2018 Outreach Lab Purchases Regional Fold - in Capabilities 7 TRANSACTIONS SINCE 2018 5 TRANSACTIONS SINCE 2018 6 TRANSACTIONS SINCE 2018 ACQUIRED REVENUE SINCE 2018 ~$265M ~$25M ~$185M Note: Acquired revenue represents revenue realized or expected in the first 12 months post acquisition.

$ DRIVE 1 2 Reduce Denials and Patient Concessions Digital Experience Standardize, Optimize & Automate Continuous Improvement 4 3 ~3% targeted savings ANNUALLY Driving operational excellence enables key growth drivers

Key takeaways COVID - 19 testing will continue in 2021 as we move from clinical uses to Return - to - Life Our base business is poised for a full recovery by the end of 2021 Momentum in our key growth drivers positions us to accelerate growth beyond 2022 L - T outlook 2022 - 24 CAGR: 4 - 5% base business revenue growth and 7 - 9% adj. EPS growth The pandemic made us more agile and allowed us to invest $75M in 2020 - 21 for growth

Appendix Non - GAAP Reconciliations

Note on Non - GAAP Financial Measures The non-GAAP measures for (i) adjusted diluted EPS from continuing operations, (ii) free cash flow and (iii) contribution margin are presented because management believes those measures are useful adjuncts to measures under the accounting principles generally accepted in the United States (“GAAP”). As used in this presentation the term (i) “adjusted” refers to non-GAAP measures that exclude special items such as restructuring and integration charges, certain financial impacts resulting from the COVID-19 pandemic, amortization expense, excess tax benefit associated with stock-based compensation, a gain on remeasurement of an equity interest, costs associated with donations, contributions and other financial support through Quest for Health Equity, the company's recently announced initiative with the Quest Diagnostics Foundation to reduce health disparities in underserved communities, the gain on the sale and leaseback of a property, and other items; (ii) “free cash flow” refers to operating cash flows less capital expenditures and (iii) “contribution margin” refers to: (a) revenues less direct incremental costs related to such revenues, divided by: (b) such revenues. The company has provided compound annual growth rate projections of 7 - 9% for adjusted diluted EPS and free cash flow, which are non - GAAP measures. The company is unable to present a reconciliation of these non - GAAP measures to the most comparable GAAP measure due to the inherent uncertainty and variability in the nature and amount of special items referenced above. Non - GAAP measures should not be considered as an alternative to the corresponding measures determined under GAAP. Management may use these non - GAAP measures to evaluate our performance period over period and relative to competitors, to analyze the underlying trends in our business, to establish operational budgets and forecasts and for incenti ve compensation purposes. We believe that these non - GAAP measures are useful to investors and analysts to evaluate our performance period over period and relative to competitors, as well as to analyze the underlying trends in our business and t o a ssess our performance. The following tables reconcile reported GAAP measures to non - GAAP measures.

Adjusted Diluted EPS from Continuing Operations  The following table reconciles adjusted diluted earnings per share from continuing operations ("Diluted EPS") to reported res ult s under GAAP.

Adjusted Diluted EPS from Continuing Operations a) For the twelve months ended December 31, 2020 and 2019, represents costs primarily associated with systems conversions and in teg ration incurred in connection with further restructuring and integrating our business. For the twelve months ended December 31, 2018, represents costs primarily associate d with workforce reductions, systems conversions and integration incurred in connection with further restructuring and integrating our business. Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. b) For the twelve months ended December 31, 2020, principally includes expense associated with payments to eligible employees to he lp offset expenses they incurred as a result of COVID - 19, incremental costs incurred primarily to protect the health and safety of our employees and customers, and ce rtain asset impairment charges. Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. c) For the twelve months ended December 31, 2020, represents a pre - tax gain of $70 million based on the difference between the fair value and the carrying value of an equity interest. On August 1, 2020, we completed the acquisition of the remaining 56% interest in Mid America Clinical Laboratories, LL C ("MACL") from our joint venture partners. As a result of the transaction, we remeasured our previously held minority interest in MACL to fair value and recognized a gain. I ncome tax expense was calculated based on an effective income tax rate on the transaction of 11.8%, which is lower than the statutory income tax rate due to a permanent d iff erence in the financial reporting and tax basis of goodwill. d) For the twelve months ended December 31, 2020, includes a gain recognized by an equity method investee to adjust certain of its investments to fair value, which was offset by a loss on retirement of debt, and, to a lesser extent, costs associated with Quest for Health Equity, our recently announc ed initiative with the Quest Diagnostics Foundation to reduce health disparities in underserved communities. For the twelve months ended December 31, 2019, primarily represents a gain associated with the sale and leaseback of a property, a gain associated with the decrease in the fair value of the contingent consideration accruals associated with pr evious acquisitions, and a gain associated with proceeds from an insurance claim for hurricane related losses, partially offset by costs incurred related to a data security inc ident and non - cash asset impairment charges. For the twelve months ended December 31, 2018, primarily represents costs incurred related to certain legal matters and a loss on th e sale of a foreign subsidiary, which were partially offset by a gain associated with the decrease in the fair value of the contingent consideration accrual associated wit h a previous acquisition and proceeds from an insurance claim for hurricane related losses. Income tax impacts were primarily calculated using combined statutory tax rates o f 25.5% for 2020, 2019 and 2018. For the gain associated with proceeds from an insurance claim for hurricane related losses in 2019, there was no net income tax expense as we were able to utilize net operating loss carryforwards for which a valuation allowance had previously been established. For the gain in 2019 associated with the decre ase in the fair value of the contingent consideration accruals associated with previous acquisitions, there was no net income tax expense related to acquisitions for wh ich the gain was non - taxable. e) For the twelve months ended December 31, 2018, represents an income tax benefit associated with a change in a tax return acco unt ing method that enabled us to accelerate the deduction of certain expenses on our 2017 tax return at the federal corporate statutory income tax rate in effect during 201 7, partially offset by an income tax expense associated with finalizing the impact of the enactment of the Tax Cuts and Jobs Act of 2017.

Free Cash Flow  The following table reconciles free cash flow to the corresponding measures determined under GAAP.